SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2002

GENERAL MAGIC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25374 (Commission File Number)	77-0250147 (IRS Employer Identification No.)

420 North Mary Avenue Sunnyvale, California (Address of Principal Executive Offices)		94085 (Zip Code)

Registrant’s telephone number, including area code: (408) 774-4000

Item 5. Other Events.

     On September 18, 2002, General Magic, Inc., the Registrant, issued a press release announcing that its efforts to obtain additional financing or to complete a strategic merger or acquisition had been unsuccessful and that it would discontinue operations effective at close of business on September 18, 2002 and initiate an orderly and expeditious liquidation of its business.

     A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Registrant, dated September 18, 2002, announcing that the Registrant would cease operations effective at close of business on September 18, 2002 and initiate an orderly and expeditious liquidation of its business.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MAGIC, INC.

Dated: September 18, 2002	By:	/s/ Mary E. Doyle

Mary E. Doyle Senior Vice President—Business Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant, dated September 18, 2002, announcing that the Registrant would cease operations effective at close of business on September 18, 2002 and initiate an orderly and expeditious liquidation of its business.

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